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                                                                 Exhibit 10
                                                                 Loan No. 05942

                                   GUARANTY
                                   --------

      Morgan's Foods, Inc., an Ohio corporation ("Guarantor"), as a material inducement to and in consideration of CAPTEC FINANCIAL GROUP, INC., a Michigan corporation, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Ann Arbor, Michigan 48106 ("Lender"), making a loan in the original principal amount of Eight Hundred Forty-Four Thousand Two Hundred and 00/100 Dollars ($844,200.00) to be evidenced by a Promissory Note substantially in the form of Exhibit A attached hereto ("Note"), which Note is to be secured by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing substantially in the form of Exhibit B attached hereto ("Mortgage") to Morgan's Restaurants of Pennsylvania, Inc., a Pennsylvania corporation ("Borrower"), hereby jointly and severally, unconditionally and irrevocably, personally guarantees to and for the benefit of Lender, and Lender's successors and assigns, the full and timely payment and performance of all of the Borrower's duties, obligations and covenants under the Note and the Mortgage.

      This Guaranty shall not be affected by Lender's failure or delay to enforce any of its rights.

      Guarantor's obligations are independent of Borrower's obligations.
If Borrower defaults under the Note or the Mortgage, Lender can proceed immediately against Guarantor or Borrower, or both, or Lender can enforce against Guarantor or Borrower, or both, any rights that it has under the Note, the Mortgage or pursuant to applicable laws. If the lien of the Mortgage terminates and Lender has any rights it can enforce against Borrower after termination, Lender can enforce those rights against Guarantor without giving previous notice to Borrower or Guarantor or without making any demand on either of them.

      To the extent permitted by law, Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty. Guarantor waives the right to require Lender to first or concurrently: (1) proceed against Borrower; (2) proceed against or exhaust any security that Lender holds from Borrower; or (3) pursue any other remedy in Lender's power. The liability of Guarantor shall not be affected or exonerated by any indulgence, compromise, settlement or variation of terms which may be extended by Lender to Borrower, or agreed upon by Lender or Borrower, and, unless agreed to in writing by Lender, shall not be affected or exonerated by any assignment or sublease by Borrower of its interest in the Note or the Mortgage, nor shall the liability of the Guarantor be affected or exonerated by the insolvency, bankruptcy (voluntary or involuntary), or reorganization of Borrower, nor by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower, or by the release of any other Guarantor. Lender and Borrower, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Note and the Mortgage as they may deem appropriate, and Guarantor shall not be released or its liability exonerated thereby but shall continue to be fully liable for the payment and performance of all obligations and duties of Borrower under the Note and the Mortgage as so modified, extended or amended.


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       Guarantor further agrees to indemnify and hold harmless Lender from and against any claims, damages, expenses or losses, including to the extent permitted by law, all reasonable attorneys' fees incurred by counsel of Lender's choice (whether or not litigation is commenced), resulting from or arising out of any breach of any provision of the Note or the Mortgage by Borrower or by reason of Borrower's failure to perform any of its obligations thereunder. Should Guarantor or Lender institute any action or proceeding to enforce any provisions hereof or for a declaration of such party's rights or obligations hereunder, the prevailing party shall be entitled to receive from the losing party such amounts the court would adjudged to be reasonable attorneys' fees, expert witness fees, court costs, deposition costs, court report fees and sheriff's fees for services rendered to and expenses incurred by the party prevailing in any such action or proceeding, and such fees and expenses shall be deemed to have accrued upon the commencement of such action or proceeding and shall be enforceable whether or not such action or proceeding is prosecuted to judgment.

       Until all of Borrower's obligations to Lender have been discharged in full, Guarantor has no right of subrogation against Borrower. Guarantor assumes the responsibility to remain informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of Borrower's default, which reasonable inquiry would reveal, and agrees that Lender shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstances. Lender shall not be required to inquire into the powers of Borrower or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Each Guarantor hereby represents and warrants to Lender that such Guarantor has received a copy of the Note and the Mortgage, has read or had the opportunity to read the Note and the Mortgage, and understands the terms of the Note and the Mortgage. The provisions in the Note and the Mortgage relating to the execution of additional documents, legal proceedings by Lender against Borrower, severability of the provisions of the Note and the Mortgage, interpretation of the Note and the Mortgage, notices, waivers (including waiver of a jury trial), limitation on right of recovery against Lender, disclaimer of individual liability, and the applicable laws which govern the interpretation of the Note and the Mortgage are incorporated herein in their entirety by this reference and made a part hereof as though set forth in full herein; any reference in those provisions to "Borrower" shall mean each Guarantor and any reference in those provisions to the "Note" or the "Mortgage" shall mean this Guaranty.

       To the extent permitted by law, Guarantor waives its right to enforce any remedies that Borrower now has, or later may have, against Lender. Guarantor waives any right to participate in any security now or later held by Lender. Guarantor waives notice of acceptance of this Guaranty, and all other notices in connection with this Guaranty or in connection with the liabilities, obligations and duties guaranteed hereby, including notices to Guarantor of default by the Borrower under the Note and the Mortgage. Guarantor hereby waives diligence, presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, and notice of acceptance of this Guaranty, and waives all notices of the existence, creation, or incurring of new or additional obligations.




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       If there is more than one Guarantor, the liability of each Guarantor shall be joint and several. Guarantor's obligations under this Guaranty shall be binding on Guarantor's legal representatives, heirs, successors and assigns.

       If Borrower disposes of its interest in the property secured by the Mortgage, "Borrower", as used in this Guaranty, shall mean Borrower's successors or assigns. Assignment of the Note and the Mortgage by Lender (as permitted by the Note or the Mortgage) shall not affect this Guaranty. In the event of an assignment of the Note and the Mortgage by Lender, the term "Lender" as used in this Guaranty shall mean Lender's successors or assigns.

       Guarantor hereby covenants and agrees to deliver annual audited financial statements to Lender within one hundred twenty (120) days after the end of Guarantor's fiscal year. By execution of this Guaranty by Guarantor and acceptance of this Guaranty by Lender, Guarantor and Lender covenant and agree that the dealing between them shall be conducted in good faith and in fair dealing, such that each party shall avoid: (a) affirmative misstatements of material facts; (b) half-truths in connection with material facts; and
 (c) pure omissions of facts material to the purpose of this Guaranty.

       If any one or more of the provisions of this Guaranty shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Guaranty shall be construed according to the laws of the Commonwealth of Pennsylvania ("State"). By execution hereof, the undersigned specifically consents to this choice of law designation and agrees that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to, or from this Guaranty or the Note shall be litigated only in the courts located in the State or in Michigan, and the undersigned (i) consents and submits to the IN PERSONAM jurisdiction of any state or federal court located within the State or in Michigan, (ii) waives any right to transfer or change the venue of litigation brought against the undersigned, and (iii) agrees to service of process, to the extent permitted by law, by mail.

       Dated this 20th day of September, 1995.

WITNESSES:                              MORGAN'S FOODS, INC.

_____________________________           By _____________________________

_____________________________                 Its  Chairman of the Board
                                                   _______________________


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  STATE OF   OHIO     )
           ---------- )  ss.
  COUNTY OF CUYAHOGA  )
           ----------

          The foregoing instrument was acknowledged before me this 19th day of
  September, 1995, by     Leonard Stein-Sapir  , as   Chairman of the Board  of
                     --------------------------      -----------------------
  Morgan's Foods, Inc., an Ohio corporation on behalf of the corporation.


                                        Kathleen M. Philbin
                                        ------------------------------------
                                        Notary Public

                                        Cuyahoga   County,   Ohio
                                        ----------        -------------------
                                        My Commission Expires:   11-15-95
                                                              ---------------

                                        [Notary Public's Seal]





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                                   EXHIBIT A
                                      TO
                                   GUARANTY
                                   --------

                                    [NOTE]



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                                   EXHIBIT B
                                      TO
                                   GUARANTY
                                   --------

                                  [MORTGAGE]